Exhibit 10.5
OCULUS INNOVATIVE SCIENCES, INC.
SUMMARY OF TERMS OF
2004 STOCK PLAN
     Set forth below is a summary of certain principal terms and provisions of the Oculus Innovative Sciences, Inc. 2004 Stock Plan (the “Plan”).
     1. Number of Shares Reserved for Issuance. An aggregate of Six Million (6,000,000) shares of the Company’s Common Stock (“Common Stock”) has been authorized and reserved for issuance under the Plan.
     2. Types of Options Issuable Under the Plan. Options granted under the Plan may, in the discretion of the Company’s Board of Directors (the “Board”), be either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or “nonstatutory stock options” which do not meet the requirements of Section 422 of the Code. Other than as provided in the Plan, there is no limit on the number of shares which may be subject to an option; however, if the aggregate fair market value of the stock (determined as of the time the option is granted) with respect to which incentive stock options exercisable for the first time by any individual during any one calendar year under all of the Company’s incentive stock option plans exceeds $100,000, such options representing stock in excess of this annual limitation will be deemed to be nonstatutory stock options.
     3. Administration. The Plan will be administered by the Board, who may appoint a committee (the “Committee”) of not less than two (2) members of the Board to administer the Plan on behalf of the Board. The interpretation of the provisions of the Plan and determinations by the Board or the Committee will be final and binding on all who participate in the Plan. Questions concerning the Plan and its administration should be addressed to the Secretary at the Company’s principal executive office.
     4. Eligibility. Any person, who is an employee, consultant or director of the Company may be granted one or more options under the Plan. However, non-employee directors and consultants may only be granted nonstatutory stock options. The Board or the Committee, as appropriate, determines who will be granted options under the Plan (each such person who is granted an option and participates in the Plan, an “Optionee”) and the number of shares to be subject to each option.
     5. Terms of Options. The terms of each option granted under the Plan will be determined by the Board of Directors. Each option will be evidenced by a written stock option agreement between the Company and the Optionee (the “Option Agreement”) and will be subject to the following additional terms and conditions:

          (a) Exercise of Options. The Board will determine when and under what conditions options granted may be exercised. Options are typically exercisable and vest cumulatively as to one-fifth (1/5) of the shares subject to the option at the end of the first twelve (12) full months after the vesting commencement date, as specified in the Option Agreement (the “Vesting Commencement Date”), and as to one-fifth (1/5) of the shares for each twelve (12) full months thereafter or as the Board determines at the time an option is granted. The form of payment for shares to be issued upon the exercise of an option may, in the discretion of the Board or the Committee, consist of cash, check, promissory notes, an exchange of shares of Common Stock held for at least six (6) months or the exchange of shares of Common Stock to be issued upon the exercise of such option in accordance with a broker-dealer sale and remittance procedure authorized by the Board or the Committee thereof then administering the Plan, a combination thereof, or such other consideration as determined by the Board.
     An option, or portion thereof, is exercised upon the Company’s receipt of written notice of such exercise specifying the number of shares being purchased, accompanied by full payment for the shares being purchased, as provided by the Board or the Committee, as appropriate, together with any other representations or agreements required by the terms of the Plan or the Option Agreement.
          (b) Option Exercise Price. The purchase price of the shares issued pursuant to the exercise of options granted under the Plan is determined by the Board and is intended to be not less than eighty-five percent (85%), in the case of nonstatutory stock options, and one hundred percent (100%), in the case of incentive stock options, of the fair market value per share of Common Stock. In the case of a stock option granted to an Optionee who, immediately before the grant of such option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parents or subsidiaries, the per share purchase price must be at least one hundred ten percent (110%) of the fair market value of Common Stock.
     For the purpose of the Plan, if Common Stock is not publicly traded, the per share fair market value of Common Stock issuable under an option will be determined by the Board in its sole discretion, exercised in good faith. If Common Stock is publicly traded, the per share fair market value of Common Stock issuable under an option will be the average of the bid and asked prices of Common Stock on the date of grant as reported in The Wall Street Journal or by the NASDAQ System, or if Common Stock is listed on an exchange or on the NASDAQ System, the closing price as of the date of grant, as reported in The Wall Street Journal.
     (c) Termination of Employment. If an Optionee’s service or employment by the Company terminates for any reason, other than the Optionee’s death or disability, Optionee may exercise his options at any time within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board or the Committee at the time of granting the option and as set forth in the Option Agreement) after the date of such termination, but only to the extent the options were vested on the date of such termination. If an Optionee should die or cease to be employed by the Company because of disability while employed by the Company, the Optionee’s options under the Plan may be exercised at any time within six (6) months after such death or disability, in the case of death, by the Optionee’s estate or by a person

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who acquired the right to exercise the option by bequest or inheritance, or, in the case of disability, by the Optionee, but in each case only to the extent such options were vested at the date of such termination of employment. The Board may, however, with respect to nonstatutory stock options, prior to the termination of such option, with the consent of the Optionee and subject to certain conditions, extend the time a nonstatutory stock option may be exercised after the Optionee ceases continuous status as an employee. Shares purchased following termination of employment will still be subject to the terms of any agreement (e.g., a Stock Purchase Agreement), the execution of which is a condition to exercise of the option. To the extent any portion of the option is not exercised and not vested at the date of termination, or to the extent any exercisable portion of the option is not exercised within the time permitted, the option shall terminate. Notwithstanding the foregoing, no option may be exercised after the term of the option specified in the stock option agreement.
          (d) Stock Purchase Agreement/Investment Representation Statement. In connection with the purchase of shares upon the exercise of an option, an Optionee will be required to execute a Stock Purchase Agreement or an Investment Representation Statement.
          (e) Right of First Refusal and Transfer Restrictions. The shares issued upon exercise of an option shall not be transferable until the expiration of the six-month period following the exercise of such option and, thereafter, will be subject to the right of first refusal by the Company to purchase the shares in the event the Optionee proposes to sell or transfer such shares and the Optionee’s right and ability to sell or to transfer the shares without the written consent of the Company will be restricted, as set forth in the Option Agreement or the Stock Purchase Agreement.
          (f) Expiration of Options. Options granted under the Plan may not have a term greater than ten (10) years from the date of grant; provided, however, that any incentive stock option granted to a shareholder who, immediately before the grant of such option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall expire no more than five (5) years from the date of grant. No option may be exercised by any person after its expiration.
          (g) Nontransferability of Options. No option granted under the Plan may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.
          (h) Other Provisions. The Option Agreement evidencing the grant of an option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors.
     6. Stock Subject to the Plan — Adjustments Upon Changes in Capitalization or Merger. The shares issued upon the exercise of an option may be authorized but unissued or reacquired shares of Common Stock of the Company. The Plan contains appropriate anti-dilution provisions for adjustment of the number of shares subject to options and of the option price in the event of stock splits and certain other events described in the Plan.

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     In the event of a merger, consolidation or reorganization of the Company with another corporation in which the Company is not the surviving corporation or as a result of which the shares of Common Stock are exchanged for other properties, or substantially all of the asset of the Company are sold, (i) the Board may make provision for assumption of all outstanding options by the successor corporation, or (ii) if the other party to such merger, consolidation, reorganization, share exchange or sale of assets does not assume the options, the outstanding options shall fully vest, each optionee shall have the right to exercise his outstanding option for a period of fifteen (15) days after the date of notice from the Company.
     7. Amendment and Termination of Plan. The Board of Directors may amend or terminate the Plan at any time without the approval of the shareholders of the Company; provided, however, the Board may not, without the approval of the shareholders of the Company, increase the number of shares subject to the Plan, materially increase the benefits accruing to participants under the Plan, materially change the designation of the class of persons eligible to be granted options, remove the administration of the Plan from the Board (except to a Committee), or extend the term of the Plan beyond ten (10) years. Any amendment or termination of the Plan shall not affect options already granted, and such options shall remain in full force and effect as if the Plan had not been amended or terminated.
     The above summary of the Plan is not intended to reflect all the provisions of the Plan which may be of interest to a participant in the Plan and each participant or prospective participant in the Plan is strongly urged to carefully review the Plan in its entirety.
     The following text pertaining to securities laws and taxation is provided for your information only, and may not be correct as of the date any option is issued or exercised.
Securities Laws — Restrictions on Transfer
     The offer and sale of any security is subject to compliance with state and federal securities laws and regulations. The issuance of the options and the offer and sale of the shares of Common Stock which will be issued pursuant to the exercise of the options will be issued pursuant to an exemption under the California Corporate Securities Law of 1968, as amended, pursuant to Section 25102(o).
     Neither the Plan nor the options and shares of Common Stock to be issued thereunder are intended to be registered under the Securities Act of 1933, as amended (the “Act”). Rather, such options and Common Stock will be issued in reliance on exemption(s) under the Act. To insure the availability of such exemption(s), each Optionee will be required to make certain “investment representations” to the Company at the time such Optionee exercises the option, including representations covering investment intent and acknowledgements of disclosure by the Company of, and access to, financial and other information concerning the Company. A restrictive legend will be placed on the stock certificate stating that no sale or other disposition of the stock may be made without meeting certain conditions, which include registration of the stock by the Company or receipt by the Company of an opinion by an attorney that an exemption is available

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under the Act for a resale of the stock. Each Optionee is to be advised that, because the Company’s securities have not been registered under the Act, any shares purchased upon exercise of an option must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Each Optionee is also to be advised that the Company is under no obligation to register its Common Stock, and that there is no public market for any of the Company’s securities and it is unlikely that any will develop in the foreseeable future.
     If the Company should subsequently register some of its stock with the Securities and Exchange Commission, Rule 144, promulgated under the Act, may be applicable. It provides an exemption from registration for limited resale of certain restricted securities acquired in a private placement, if certain conditions are satisfied. These conditions include: (a) the availability of certain public information about the Company; (b) the resale occurring not less than one (1) year after the stock has been purchased and paid for; (c) the sale being made through a broker in an unsolicited “broker’s transaction”; and (d) the amount of securities being sold during any three-month period not exceeding certain specified volume limits.
     However, in the case of persons who are not affiliates of the Company at the time of sale and have not been affiliates for the prior three (3) months, and who have beneficially owned their stock for at least two (2) years prior to sale, conditions (c) and (d) do not apply under Rule 144 as promulgated at the time the Plan was adopted.
     Each Optionee is to be advised that the Company may not be filing reports pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, or otherwise satisfying the current public information requirements of Rule 144 at the time the Optionee wishes to sell any Common Stock purchased upon exercise of an option; and, if so, the Optionee would be precluded from selling the securities under Rule 144 even if the one year minimum holding period has been satisfied.
     Further, in the case of securities to which Rule 144 is not applicable, compliance with Regulation A or some other registration exemption will be required. Even though Rule 144 as adopted is not the exclusive means provided for the public sale of private placement securities, other than through a registered offering, the staff of the Securities and Exchange Commission has taken the position that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have to meet a substantial burden of proof to establish that an exemption from registration is available for such offers or sales, and that such persons and brokers and other persons who participate in such a transaction do so at their own risk.

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Tax Information
     The federal income tax consequences of employee stock options are very complex and subject to change from time to time. The following discussion is only a brief summary of the general rules currently in effect which are applicable to employee stock options. A taxpayer’s particular situation may be such that some variation of the general rules may apply. This summary does not cover the state, local or foreign income tax consequences of the grant or exercise of employee stock options under the Plan or the disposition of shares acquired upon exercise of such options, including, without limitation, the ramifications or applicability of federal and state estate taxes, inheritance taxes or death taxes. For precise advice as to specific transactions, Optionees should consult their own tax advisor.
     Incentive Stock Options
     If an option granted under the Plan is an incentive stock option and the Optionee is an employee of the company throughout the option period until at least 3 months before exercise of the option, the Optionee will not recognize any income for purposes of the regular federal income tax upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal income tax purposes in connection with such events. Upon a sale or other disposition of the shares acquired by the Optionee upon exercise of the option, the income tax treatment to the Optionee and the Company will depend primarily upon whether the Optionee has met certain holding period requirements at the time of the sale or other disposition of the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the Optionee to federal alternative minimum tax liability in the year of exercise.
     If an Optionee exercises an incentive stock option and does not dispose of the shares received within two (2) years of the date of the grant of such option and within one (1) year after the purchase of such shares by such Optionee, whichever ends later, any gain realized upon disposition will be characterized as long-term capital gain and any loss will be long-term capital loss if the shares constitute a capital asset in the hands of the Optionee. In either such case, the Company will not be entitled to any federal income tax deduction in connection with such disposition.
     If the option is exercised by the estate of an Optionee, there is no required holding period or employment requirement and the income recognized by the estate upon the subsequent disposal of such shares acquired upon exercise of an option will be long or short-term capital gain as the case may be, and the Company will not be entitled to any deduction for federal income tax purposes at any time in connection with such option.
     If the Optionee disposes of the shares either within two (2) years after the date the option is granted or within one (1) year after the transfer of the shares to such Optionee upon exercise of the option, such disposition will be treated as a “disqualifying disposition,” and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise less the purchase price or (2) the amount realized from the disposition less the purchase price, will be taxed as ordinary income in the taxable year in which the disposition occurs. Any such ordinary income will increase the Optionee’s tax basis for purposes of determining gain or loss on the sale or

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exchange of such shares. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be, and any loss realized upon the disposition will be treated as a capital loss. An Optionee will be generally considered to have disposed of shares if Optionee sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, a transfer in insolvency proceedings or upon death or transfers incident to a divorce). If the amount realized is less than the purchase price, generally the Optionee will not recognize any income in connection with such disqualifying disposition.
     The exercise of an incentive stock option may subject an Optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the option price of the shares is an adjustment in determining an Optionee’s alternative minimum taxable income for such year. Consequently, an Optionee may be obligated to pay alternative minimum tax in the year Optionee exercises an incentive stock option. The alternative minimum tax (imposed to the extent it exceeds the taxpayer’s regular tax) is 26-28% of an individual taxpayer’s alternative minimum taxable income. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the stock acquired upon exercise of an incentive stock option occurs in the same calendar year as exercise of the incentive stock option, an individual would be required to recognize alternative minimum taxable income with respect to incentive stock in the year of exercise as well as ordinary income in the same calendar year. Usually, this results in no alternative minimum tax being recognized in connection with a disqualifying disposition that occurs in the same calendar year as the exercise. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would be required to recognize alternative minimum taxable income in the year of exercise and ordinary income in the year of such disqualifying disposition in an amount determined under the rules described above. The timing of the inclusion of alternative minimum taxable income in connection with the exercise of an incentive stock option may depend on other factors such as whether the shares purchased upon exercise of the option are subject to a substantial risk of forfeiture. In addition, an Optionee’s alternative minimum tax liability is affected by the availability of a basis adjustment and other complex rules. If a taxpayer incurs alternative minimum tax, a credit may become available which may be used against regular income tax liability in later years. Optionees should consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.
     DUE TO THE COMPLEXITY AND UNCERTAINTY OF IRS POSITIONS AND INDIVIDUAL CONSIDERATIONS ASSOCIATED WITH EXERCISING INCENTIVE STOCK OPTIONS, THE COMPANY STRONGLY ENCOURAGES EACH OPTIONEE TO CONSULT THEIR OWN TAX ADVISORS CONCERNING, AMONG OTHER MATTERS, THE APPLICABILITY OF THE ALTERNATIVE MINIMUM TAX AND ADVISABILITY OF FILING A SECTION 83(b) ELECTION AS IT APPLIES TO SUCH OPTIONEE’S OWN CIRCUMSTANCES.

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     The terms of an incentive stock option agreement may allow an Optionee to pay the option price using shares of Common Stock having a fair market value equal to the price of the shares being purchased. If an Optionee exercises an option and makes payment using shares of Common Stock of the Company, neither the Company nor the Optionee should recognize any gain or loss at the time of the exercise unless the shares used to purchase the incentive shares were previously acquired through the exercise of an incentive stock option or other statutory option and the applicable holding period requirements for favorable tax treatment have not been met at the time of the transfer. For example, a transfer of shares acquired by an Optionee through a prior exercise of an incentive stock option will be treated as a disqualifying disposition of such shares if the holding period requirements applicable to incentive stock options are not met at the time such shares are used to exercise an option, in which case the Optionee would recognize ordinary income equal to the excess of the fair market value of the shares when they were received over the option price paid therefor. However, the favorable tax treatment accorded to the incentive stock received will not be affected.
     If an Optionee uses previously acquired shares of the Common Stock (other than shares received upon the exercise of an incentive stock option with respect to which the applicable holding period requirements for favorable tax treatment have not been met) to pay the option price, the shares received which have a fair market value equal to the fair market value of the previously acquired shares exchanged will retain the basis and the holding period of the shares exchanged for long-term capital gain purposes. The balance of the shares received by the Optionee will have a basis of zero and a holding period which commences on the date such shares are transferred to the Optionee. If any of the shares subject to the above-described basis allocation are transferred in a disqualifying disposition, the shares with the lowest basis will be treated as being transferred first.
     In general, there will be no federal tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, (i) the Optionee may have alternative minimum tax liability with respect to the exercise and (ii) in the event an Optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the Optionee upon disposition of the shares, provided the Company has satisfied its withholding obligations, if any, under the Code.
     Nonstatutory Stock Options
     Nonstatutory stock options granted under the Plan do not qualify as “incentive stock options” and, accordingly, do not qualify for any special federal tax benefits to Optionee. If an option granted under the Plan is treated as a nonstatutory stock option, the Optionee will not recognize any income at the time an Optionee is granted a nonstatutory option. However, upon exercise of the Option, Optionee will generally recognize ordinary income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the option price, except as otherwise provided below. The income recognized by Optionee will be subject to income tax withholding by the Company out of the current earnings payable to the

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Optionee. If such earnings are insufficient to pay the withholding tax, the Optionee will be required to make a direct payment to the Company to cover the withholding tax liability. The Company may, in its sole discretion, accept shares of the Company’s stock in payment of an Optionee’s withholding tax liability.
     The terms of a nonstatutory stock option agreement may allow the Optionee to pay the option price using shares of Common Stock having an aggregate fair market value equal to the aggregate option price of the shares being purchased. If an Optionee uses shares of Common Stock to pay the option price due upon the exercise of a nonstatutory stock option, then the Optionee will not recognize any taxable income to the extent that the shares of Common Stock received upon the exercise of such option have a fair market value at the date of exercise equal to the fair market value on such date of the shares of Common Stock delivered in payment of the option price. For federal income tax purposes, these newly acquired shares will have the same basis and holding period as the shares exchanged. The additional shares of Common Stock received upon the exercise of the option will constitute ordinary income to the Optionee for the year of exercise in an amount equal to the fair market value of such shares at the date of exercise. These additional shares will have a basis equal to such fair market value and their holding period will commence on the date such shares are transferred to the Optionee.
     Upon a sale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the Optionee’s basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be. The Optionee’s tax basis for determination of gain or loss upon any subsequent disposition of shares acquired upon the exercise of a nonstatutory stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option.
     In general, there will be no federal income tax consequences to the Company upon the grant or termination of a nonstatutory stock option or a sale or disposition of the shares acquired upon the exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an Optionee is required to recognize as a result of the exercise of a nonstatutory option, provided the Company has satisfied its withholding obligations under the Code.
     The foregoing discussion is only a summary of certain federal income tax consequences to Optionees and the Company in connection with the options and shares issuable under the Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Code and the Income Tax Regulations promulgated thereunder. This summary also does not reflect provisions of the income tax laws of any state or foreign country. Each participant in the Plan should consult with his or her own tax advisor concerning the federal (and any local, state or foreign) income tax consequences of his or her participation in the Plan and of becoming a shareholder in the Company through the exercise of an option granted under the Plan.
Description of Common Stock

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     Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held by the shareholder on all matters to be voted on by shareholders. Further, in any election of directors, each shareholder is entitled to cumulate such shareholder’s votes if the candidate’s or candidates’ name(s) have been placed in nomination prior to voting and such shareholder gives notice of intention to cumulate votes, giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distributing such number of votes among as many candidates as the shareholder shall deem fit. Holders of Common Stock have no preemptive rights or other rights to subscribe for additional shares. There are no conversion rights, redemption rights or sinking fund provisions with respect to shares of Common Stock. All outstanding shares of Common Stock are, and those issuable upon exercise of the options granted concurrently herewith will be, when issued, fully paid and are not subject to further call or assessment by the Company.
     Holders of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefor, and to share pro rata in any distribution to holders of Common Stock.
Dated: June ___, 2004
[ End of Document ]

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OCULUS INNOVATIVE SCIENCES, INC.
2004 STOCK PLAN
Maximum Aggregate Number of Shares: 6,000,000
     1. Purposes of this Plan. The purposes of this 2004 Stock Plan are to attract and retain the best available personnel, to provide an additional incentive to the Employees of the Company and its Subsidiaries, to promote the success of the Company’s business and to enable the Employees to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company.
     Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written stock option agreement.
     2. Definitions. As used herein, the following definitions shall apply:
          (a) “Board” shall mean the Board of Directors of the Company.
          (b) “Code” shall mean the Internal Revenue Code of the 1986, as amended.
          (c) “Common Stock” shall mean the Common Stock of the Company.
          (d) “Company” shall mean Oculus Innovative Sciences, Inc., a California corporation.
          (e) “Committee” shall mean the Committee appointed by the Board in accordance with Section 4 of this Plan, if one is appointed.
          (f) “Continuous Employment” or “Continuous Status as an Employee” shall mean the absence of any interruption or termination of employment or service as an Employee by or to the Company or any Parent or Subsidiary of the Company which now exists or is hereafter organized or acquired by or acquires the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other bona fide leave of absence approved by the Board (if such leave meets the requirements of the regulations promulgated under sections 421 and 422 of the Code) or in the event of transfers between locations of the Company or between the Company, its Parent, any of its Subsidiaries or its successors.
          (g) “Employee” shall mean any person, including officers and directors, employed by the Company, its Parent, any of its Subsidiaries or its successors; or, for purposes of eligibility for Nonstatutory Stock Options, any person employed by the Company, including officers and directors, or any consultant to, or director of, the Company or any Parent or Subsidiary of the Company, whether or not such consultant or director is an employee of such entities.

          (h) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any successor legislation.
          (i) “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
          (j) “Non-Employee Director” shall mean a director who is a “Non-Employee Director,” as such term is defined under Rule 16b-3(b)(3)(i) promulgated pursuant to the Exchange Act and any applicable releases and opinions or the Securities and Exchange Commission.
          (k) “Nonstatutory Stock Option” shall mean an Option which is not an Incentive Stock Option.
          (l) “Option” shall mean a stock option granted pursuant to this Plan.
          (m) “Option Agreement” shall mean a written agreement in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, evidencing an Option.
          (n) “Optioned Stock” shall mean the Common Stock subject to an Option.
          (o) “Optionee” shall mean an Employee who is granted an Option.
          (p) “Outside Director” shall have the meaning as set forth in the regulations promulgated under section 162(m) of the Code.
          (q) “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Sections 424(e) and (g) of the Code.
          (r) “Plan” shall mean this 2004 Stock Plan.
          (s) “Registration Date” shall mean the effective date of the first registration statement which is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company’s securities.
          (t) “Securities Act” shall mean the Securities Act of 1933, as amended, or any successor legislation.
          (u) “Share” or “Shares” shall mean the Common Stock, as adjusted in accordance with Section 11 of this Plan.
          (v) “Stock Purchase Agreement” shall mean an agreement in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which is to be executed as a condition of purchasing Optioned Stock upon the exercise of an Option.
          (w) “Subsidiary” shall mean a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.
     3. Stock Subject to this Plan. Subject to the provisions of Section 11 of this Plan, the maximum aggregate number of Shares which may be optioned and sold under this Plan is listed above as “Maximum Aggregate Number of Shares”. The Shares may be authorized but unissued or reacquired Shares.
     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless this Plan shall have been terminated, return to this Plan and become available for other Options under this Plan. In the event that an Optionee shall exercise an Option by tendering Shares owned by such Optionee pursuant to Section 7(c)(iv) hereof as payment of consideration in the exercise of the Option, only the net number of additional Shares issued in excess of the number of Shares surrendered shall count against the number of Shares reserved for issuance under the Plan.
     The Company intends that as long as it is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, and is not an investment company registered or required to be registered under the Investment Company Act of 1940, as amended, all offers and sales of Options and Common Stock issuable upon exercise of any Option shall be exempt from registration under the provisions of Section 5 of the Securities Act, and this Plan shall be administered in such a manner so as to preserve such exemption. The Company intends for this Plan to constitute a written compensatory benefit plan within the meaning of Rule 701(b) of 17 CFR Section 230.701 (“Rule 701”) promulgated by the Securities and Exchange Commission pursuant to the Securities Act. Unless otherwise designated by the Committee at the time an Option is granted, all options granted under this Plan by the Company, and the issuance of any Shares upon exercise thereof, are intended to be granted in reliance on Rule 701.
     4. Administration of this Plan.
          (a) Procedure. This Plan shall be administered by the Board. The Board may appoint a Committee consisting of two (2) or more Non-Employee Directors or Outside Directors (or such greater number as is required to qualify for the exemption from the provisions of Section 16(b) of the Exchange Act provided by Rule 16b-3 promulgated pursuant to the Exchange Act or section 162(m) of the Code) to administer this Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members of the Board thereto, remove members (with or without cause) and appoint new members of the Board in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer this Plan. Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of this Plan or the grant of Options pursuant to this Plan, except that no such member shall act upon the granting of an Option to such person nor shall any such member’s presence at a meeting of the Board of Directors establish the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to such member.
          (b) Procedure After Registration Date. Notwithstanding the provisions of Section 4(a) above, after the Registration Date this Plan shall be administered either by: (i) the full Board, provided that at all times each member of the Board is a Non-Employee Director; or (ii) a Committee which at all times consists solely of Board members who are Non-Employee Directors or Outside Directors. After the Registration Date, the Board shall take all action necessary to administer this Plan in accordance with the then-effective provisions of Rule 16b-3 promulgated under the Exchange Act and section 162(m) of the Code, provided that any amendment to this Plan required for compliance with such provisions shall be made in accordance with Section 13 of this Plan.
          (c) Powers of the Board and/or Committee. Subject to the provisions of this Plan, the Committee or the Board, as appropriate, shall have the authority, in its discretion: (i) to grant Incentive Stock Options and Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 7 of this Plan, the fair market value per Share; (iii) to determine the exercise price of the Options, which exercise price and type of consideration shall be determined in accordance with Section 7 of this Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares to be subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to this Plan; (vi) to determine the terms and provisions of each Option Agreement and each Stock Purchase Agreement (each of which need not be identical with the terms of other Option Agreements and Stock Purchase Agreements) and, with the consent of the holder thereof, to modify or amend each Option Agreement and Stock Purchase Agreement; (vii) to determine whether any other agreement will be required to be executed by any Employee as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (viii) to interpret this Plan, the Option Agreements, the Stock Purchase Agreements or any agreement entered into with respect to the grant or exercise of Options; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or to take such other actions as may be necessary or appropriate with respect to the Company’s rights pursuant to Options or agreements relating to the grant or exercise thereof; and (x) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of this Plan.
          (d) Effect of the Board’s or Committee’s Decision. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding on all Optionees and any other holders of Options.
     5. Eligibility. Options may be granted only to Employees. An Employee who has been granted an Option may, if such Employee is otherwise eligible, be granted additional Options.

     6. Term of Plan. This Plan shall become effective upon the later to occur of its adoption by the Board or its approval by vote of the requisite number of the outstanding shares of the Company’s capital stock entitled to vote on the adoption of this Plan. This Plan shall continue in effect for a term of ten (10) years after the earlier to occur of its adoption by the Board or its approval by vote of the requisite number of the outstanding shares of the Company’s capital stock entitled to vote thereon, unless sooner terminated in accordance with the terms and provisions of this Plan.
     7. Option Price and Consideration.
          (a) Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Board; provided, however, that such price shall in no event be less than eighty-five percent (85%) with respect to Nonstatutory Stock Options, and one hundred percent (100%) with respect to Incentive Stock Options, of the fair market value per Share on the date of grant. In the case of an Option granted to an Employee who, at the time the Option is granted, owns stock (as determined under Section 424(d) of the Code) constituting more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries, the exercise price per Share shall be no less than one hundred ten percent (110%) of the fair market value per Share on the date of grant.
          (b) Fair Market Value. The fair market value per Share on the date of grant shall be determined by the Board in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System), or, in the event the Common Stock is listed on a stock exchange or on the NASDAQ System, the fair market value per Share shall be the closing price on the exchange or on the NASDAQ System as of the date of grant of the Option, as reported in The Wall Street Journal.
          (c) Payment of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board at the time of grant of an Option and may consist entirely of cash, check, promissory notes, Shares held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes which have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment. Subject to subparagraphs (i) through (iv) hereto, utilization of Shares as the method of payment may be completed by the tender of Shares then held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration is deemed to be such as may be reasonably expected to benefit the Company.

               (i) If the consideration for the exercise of an Option is a promissory note, it shall be a full recourse promissory note executed by the Optionee, bearing interest at a rate which shall be sufficient to preclude the imputation of interest under the applicable provisions of the Code. Until such time as the promissory note has been paid in full, the Company may retain the Shares purchased upon exercise of the Option in escrow as security for payment of the promissory note.
               (ii) If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the Shares used to effect the purchase, including, without limitation, representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions and has full power to deliver such Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. The value of the Shares used to effect the purchase shall be the fair market value of those Shares as determined by the Board in its sole discretion, exercised in good faith.
               (iii) If the consideration for the exercise of an Option is to be paid through a broker-dealer sale and remittance procedure, the Optionee shall provide (1) irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased Shares and to remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (2) written instructions to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.
               (iv) If an Optionee is permitted to exercise an Option by delivering Shares held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes, the option agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by: (1) delivering whole Shares previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a fair market value equal to the option price; and/or (2) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the option price. Shares of the Company’s Common Stock so delivered or withheld shall be valued at their fair market value on the date of exercise of the Option, as determined by the Committee and/or the Board, as appropriate. Any balance of the exercise price shall be paid in cash or by check or a promissory note, each in accordance with the terms of this Section 7.
     8. Options.
          (a) Terms and Provisions of Options. As provided in Section 4 of this Plan and subject to any limitations specified herein, the Board and/or Committee shall have the authority to determine the terms and provisions of any Option granted under this Plan or any agreement required to be executed in connection with the grant or exercise of an Option. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement. Options granted pursuant to this Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies authorizing the Company to issue such Options and Shares issuable upon exercise thereof.
          (b) Term of Option. The term of each Option may be up to ten (10) years from the date of grant thereof as determined by the Board upon the grant of the Option and specified in the Option Agreement, except that the term of an Incentive Stock Option granted to an Employee who, at the time the Option is granted, owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries, shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.
          (c) Exercise of Option.
               (i) Procedure for Exercise; Rights as a Shareholder. Any Option shall be exercisable at such times, in such installments and under such conditions as may be determined by the Board and specified in the Option Agreement, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of this Plan.
          An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option, from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.
          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and, except when the broker-dealer sale and remittance procedure described in Section 7(c)(iii) hereto is used, full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by an executed Stock Purchase Agreement and any other agreements required by the terms of this Plan and/or the Option Agreement. Full payment may consist of such consideration and method of payment allowable under Section 7 of this Plan. Until the Option is properly exercised in accordance with the terms of this paragraph, no right to vote or receive dividends or any other rights as a stockholder exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 11 of this Plan.
          As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the

Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares. No Option may be exercised unless this Plan has been duly approved by the shareholders of the Company in accordance with applicable law. Notwithstanding anything to the contrary herein, the terms of a Stock Purchase Agreement required to be executed and delivered in connection with the exercise of an Option may require the certificate or certificates representing the Shares purchased upon exercise of an Option to be delivered and deposited with the Company as security for the Optionee’s faithful performance of the terms of his Stock Purchase Agreement.
          Subject to Section 3 hereof, exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
               (ii) Termination of Status as an Employee. If an Optionee ceases to serve as an Employee for any reason other than death or disability and thereby terminates his Continuous Status as an Employee, such Optionee shall have the right to exercise the Option at any time within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board at the time of granting the Option), following the date such Optionee ceases his Continuous Status as an Employee of the Company to the extent that such Optionee was entitled to exercise the Option at the date of such termination pursuant to the terms of the Option Agreement; provided, however, that no Option shall be exercisable after the expiration of the term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise the Option at the date of such termination pursuant to the terms of the Option Agreement, or if such Optionee does not exercise such Option (which such Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.
               (iii) Death or Disability of Optionee. If an Optionee ceases to serve as an Employee due to death or disability and thereby terminates his Continuous Status as an Employee, the Option may be exercised at any time within six (6) months following the date of death or termination of employment due to disability, in the case of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise the Option at the date of his termination of employment by death or disability pursuant to the terms of the Option Agreement; provided, however, that no Option shall be exercisable after the expiration of the Option term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise such Option at the date of his termination of employment by death or disability pursuant to the terms of the Option Agreement, or if such Option is not exercised (to the extent it could be exercised) within the time specified herein, the Option shall terminate.
               (iv) Extension of Time to Exercise. Notwithstanding anything to the contrary in this Section 8, the Board may at any time and from time to time prior to the termination of a Nonstatutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his Nonstatutory Stock Option following the date the Optionee ceases such Optionee’s Continuous Status as an Employee; provided, however, that (1) the maximum period of time during which a Nonstatutory Stock Option shall be exercisable following such termination date shall not exceed an aggregate of six (6) months, (2) the Nonstatutory Stock Option shall not become exercisable after the expiration of the term of such Option as set forth in the Option Agreement as a result of such extension, and (3) notwithstanding any extension of time during which the Nonstatutory Stock Option may be exercised, such Option, unless otherwise amended by the Board, shall only be exercisable to the extent to which the Optionee was entitled to exercise it on the date Optionee ceased Continuous Status as an Employee. To the extent that such Optionee was not entitled to exercise the Option at the date of such termination, or if such Optionee does not exercise an Option which Optionee was entitled to exercise within the time specified herein, the Option shall terminate.
     9. Limit on Value of Optioned Stock. No Incentive Stock Option may be granted to an Employee if, as a result of such grant, the aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company, its Parents or its Subsidiaries, if any, exceeds One Hundred Thousand Dollars ($100,000). After the Registration Date, the maximum number of Shares that may be awarded to an Optionee during any calendar year shall not exceed 500,000.
     10. Nontransferability of Options. Options granted under this Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee.
     11. Adjustments Upon Changes in Capitalization or Merger.
          (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under this Plan but as to which no Options have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, combination or reclassification of the Common Stock, or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (other than stock bonuses to Employees, including, without limitation, officers and directors); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to this Plan or an Option.
          (b) Except as otherwise provided in an individual Option Agreement, in the event of the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding Shares are exchanged for or converted into cash or property or securities not of the Company, or upon the sale of substantially all of the assets of the Company (each a “Reorganization”), (i) the Board may make provision for the assumption of all outstanding Options by the successor corporation or a Parent or a Subsidiary thereof, or (ii) if the other company does not assume the Option, the Option shall, subject to the consummation of the Reorganization, fully vest and become fully exercisable as to all of the Optioned Stock. If an Option becomes fully vested and exercisable in connection with a Reorganization in lieu of being assumed, the Company shall notify the Optionee in writing or electronically that the Option shall become fully exercisable, subject to the consummation of the Reorganization, for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.
          (c) For the purposes of this Section 11, the Option shall be considered assumed if, following the consummation of the Reorganization, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the Reorganization, the consideration (whether stock, cash, or other securities or property) received in the Reorganization by holders of Common Stock for each share held on the effective date of the Reorganization; provided, however, that if the consideration received in the Reorganization is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation or its Parent, as applicable, provide for the consideration to be received upon the exercise of the Option, for each share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent, as applicable, equal in fair market value to the per Share consideration received by holders of Common Stock in the Reorganization.
          (d) No fractional shares of Common Stock shall be issuable on account of any action described in this Section, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.
     12. Time of Granting Options. The date of grant of an Option shall be the date on which the Board makes the determination granting such Option; provided, however, that if the Board determines that such grant shall be as of some future date, the date of grant shall be such future date. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.
     13. Amendment and Termination of this Plan.
          (a) Amendment and Termination. The Board may amend or terminate this Plan from time to time in such respects as the Board may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of the Code, except that, without approval of the holders of a majority of the outstanding shares of the Company’s capital stock, no such revision or amendment shall:
               (i) Increase the number of Shares subject to this Plan, other than in connection with an adjustment under Section 11 of this Plan;
               (ii) Materially change the designation of the class of Employees eligible to be granted Options;
               (iii) Remove the administration of this Plan from the Board (other than to the Committee);
               (iv) Materially increase the benefits accruing to participants under this Plan; or
               (v) Extend the term of this Plan.
          (b) Effect of Amendment or Termination. Except as otherwise provided in Section 11, any amendment or termination of this Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.
     14. Conditions Upon Issuance of Shares.
          (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, applicable state securities laws, the rules and regulations promulgated thereunder, and the requirement of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
          (b) As a condition to the exercise of an Option, the Board may require the person exercising such Option to execute an agreement with, and/or may require the person exercising such Option to make any representation and warranty to, the Company as may in the judgment of counsel to the Company be required under applicable law or regulation, including but not limited to a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is appropriate under any of the aforementioned relevant provisions of law.
     15. Reservation of Shares. The Company, during the term of this Plan, at all times shall reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

     The Company, during the term of this Plan, shall use diligent efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain the requisite authorization(s) deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     16. Stock Option and Stock Purchase Agreements. Options shall be evidenced by written stock option agreements in such form or forms as the Board shall approve from time to time. Upon the exercise of an Option, the Optionee shall sign and deliver to the Company a Stock Purchase Agreement (if required to be executed and delivered to the Company by an Optionee as a condition to the exercise of an Option) in such form or forms as the Board shall approve from time to time.
     17. Shareholder Approval. Continuance of this Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board. If such shareholder approval is obtained at a duly held shareholders’ meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company entitled to vote thereon. All Options granted prior to shareholder approval of this Plan are subject to such approval, and if such approval is not obtained within twelve (12) months before or after the date this Plan is adopted by the Board all such Options shall expire and shall be of no further force or effect.
     18. Taxes, Fees, Expenses and Withholding of Taxes.
          (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use diligent efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.
          (b) The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company’s reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company’s satisfaction of its withholding obligations under federal and state law.

          (c) The Board or the Committee may, in its discretion and upon such terms and conditions as it may deem appropriate (including the applicable safe-harbor provisions of SEC Rule 16b-3 and interpretations thereof by the staff of the Securities and Exchange Commission) provide any or all holders of outstanding option grants under this Plan with the election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such options, one or more of such Shares with an aggregate fair market value equal to the minimum Federal and State income and withholding taxes (“Taxes”) incurred in connection with the acquisition of such Shares. In lieu of such direct withholding, one or more Optionees may also be granted the right to deliver shares of Common Stock to the Company in satisfaction of such Taxes. The withheld or delivered shares shall be valued at the Fair Market Value on the applicable determination date for such Taxes or such other date required by the applicable safe-harbor provisions of SEC Rule 16b-3.
     19. Liability of Company. The Company, its Parent or any Subsidiary which is in existence or hereafter comes into existence shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Options intended to be Incentive Stock Options granted hereunder do not qualify as incentive stock options within the meaning of Section 422 of the Code.
     20. Information to Optionee. The Company shall, upon request, provide without charge to each Optionee during the period the Option is outstanding a balance sheet and income statement of the Company. In the event that the Company provides annual reports or periodic reports to its shareholders during the period in which an Optionee’s Option is outstanding, the Company shall, upon request, provide to each Optionee a copy of each such report.
     21. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail, as first class, registered or certified mail, with postage and fees prepaid and addressed (i) if to the Company, at its principal place of business to the attention of the Secretary of the Company, or (ii) if to the Optionee, at the address set forth on the signature page of the Optionee’s Option Agreement, or at such other address as either party may from time to time designate in writing to the other. It shall be the obligation of each Optionee and each transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of a change in mailing address.
     22. No Enlargement of Employee Rights. This Plan is purely voluntary on the part of the Company, and the continuance of this Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment or service of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ or service of the Company, its Parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or retire any Employee at any time with or without cause and with or without notice. No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Employee, and upon such grant such Employee shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time.
     23. Legends on Certificates.
          (a) Federal Law. Unless an appropriate registration statement is filed pursuant to the Securities Act of 1933 with respect to the Shares issuable under this Plan, each certificate representing such Shares shall be endorsed thereon with legends substantially as follows:
(1)	THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(2)	THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
          (b) Additional Legends. Each document or certificate representing the Options or Shares issuable under this Plan shall also contain legends as may be required under applicable blue sky laws or by any Stock Purchase Agreement or other agreement the execution of which is a condition to the exercise of an Option under this Plan.
     24. Availability of Plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown to any eligible person making reasonable inquiry concerning it.
     25. Compliance with Exchange Act Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3, promulgated pursuant to the Exchange Act, or its successors. To the extent any provision of this Plan or action by the Board or any Committee fails so to comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board or any Committee.
     26. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
     27. Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the State of California.
[ End of Document ]

OCULUS INNOVATIVE SCIENCES, INC.
NONSTATUTORY STOCK OPTION AGREEMENT
(Standard Form)

Optionee:	Grant Date:

Vesting
Commencement
Date:

Shares:

Exercise Price:

     Oculus Innovative Sciences, Inc., a California corporation (the “Company”), hereby grants to the optionee named above (the “Optionee”) an option (the “Option”) to purchase the amount of shares of Common Stock set forth above (the “Shares”) of the Company, at the Exercise Price set forth above and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company’s 2004 Stock Plan (the “Plan”) applicable to nonstatutory stock options, which terms and provisions hereby are incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.
     1. Nature of the Option. The Option granted pursuant to this agreement (the "Agreement”) is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise to qualify for any special tax benefits to Optionee.
     2. Date of Grant; Term of Option. The Option is granted as of the Grant Date set forth above, and it may not be exercised later than ten (10) years from such date.
     3. Option Exercise Price. The exercise price for the Option is the Exercise Price per Share set forth above, which price is intended to be not less than eighty-five percent (85%) of the fair market value thereof on the date the Option was granted (or not less than one hundred ten percent (110%) of the fair market value thereof on the date the Option was granted, if the Optionee owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parents or subsidiaries immediately before the grant of such Option).
     4. Exercise of Option. The Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and the Option as follows:

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          (a) Right to Exercise. The Option shall vest and be exercisable, cumulatively, during its term as to one-fifth (1/5) of the Shares at the end of the first twelve (12) full months of Continuous Status as an Employee of the Company following the Vesting Commencement Date (as set forth above) and thereafter as to one-fifth (1/5) of the Shares at the end of each successive one-year period of Continuous Status as an Employee of the Company after such initial twelve month period until the Shares are fully vested.
          (b) Method of Exercise. The Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect to which the Option is being exercised and such other representations and agreements as to Optionee’s investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and, at the Company’s option, either (i) an executed investment representation statement acceptable to the Company (the “Investment Representation Statement”) or (ii) an executed stock purchase agreement acceptable to the Company (the “Stock Purchase Agreement”). Payment of the purchase price shall be made by check or such other consideration and method of payment authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of Optionee and shall carry the legends set forth in the Plan, the Stock Purchase Agreement or the Investment Representation Statement, as applicable, and/or as required under applicable law.
          (c) Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.
     5. Investment Representations. In connection with the acquisition of the Option, Optionee represents and warrants as follows:
          (a) Investment Intent. Optionee is acquiring the Option, and upon exercise of the Option, Optionee will be acquiring the Shares for investment for Optionee’s own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.
          (b) Protection of Interests. Optionee, by reason of Optionee’s business or financial experience, has the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee’s interests in connection with the acquisition of the Option and the Shares.
     6. Termination of Status as an Employee. If Optionee ceases to serve as an Employee for any reason other than death or disability and thereby terminates Optionee’s

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Continuous Status as an Employee, Optionee shall have the right to exercise the Option (or any portion thereof not yet exercised) at any time within thirty (30) days after the date of such termination up to the amount that Optionee was entitled to exercise as determined on the date of such termination. If Optionee ceases to serve as an Employee due to death or disability, the Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or in the case of disability, by Optionee, but in any case only up to the amount that Optionee was entitled to exercise at the date of such termination as determined on the date of such termination due to death or disability. To the extent of any portion of the Option not vested and not exercisable at the date of termination, or to the extent any exercisable portion of the Option is not exercised within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, the Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.
     7. Withholding Tax Liability. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of the Option or the sale or other disposition of the Shares issued upon exercise of the Option, and if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability.
     8. Nontransferability of Option. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
     9. Continuation of Employment. Neither the Option or the Plan nor any Option granted thereunder shall confer upon any Optionee any right to continue in the employment of the Company, its parent, subsidiary or a successor corporation or limit in any respect the right of the Company or any such corporations to discharge the Optionee at any time, with or without cause and with or without notice.
     10. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Optionee will not sell, transfer, assign, encumber or otherwise dispose of (including, without limitation by operation of law) any of Optionee’s right, title or interest in and to all or any portion of the Shares except as provided in this Section and in any event not prior to the expiration of the six-month period following the issuance of the Shares pursuant to the exercise of this Option:
          (a) Right of First Refusal. In the event Optionee desires (or is required) to sell or transfer in any manner all or a portion of the Shares, the Optionee shall first offer such Shares for sale to the Company (or its assignee) at the same price (which price shall be no less

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than the fair market value of such Shares as of the date of such proposed transfer), and upon the same terms (or reasonably similar terms) as those on which the Optionee is disposing of said Shares (“Right of First Refusal”). Optionee shall offer such Shares to the Company by delivering a written notice (the “Notice”) to the Company stating (i) Optionee’s bona fide intention to sell or otherwise transfer such Shares, (ii) the number of such Shares to be sold or otherwise transferred, (iii) the price for which Optionee proposes to sell such Shares and all additional terms and conditions, if any, of the sale or transfer, and (iv) the name of the proposed buyer or transferee. Optionee shall attach to the Notice a copy of the written offer, if any, of the sale or transfer. In the event of a transfer not involving a sale of such Shares for a specific sum of money, or if, in the sole judgment of the Company’s Board of Directors, the proposed transfer does not involve a price for the Shares negotiated by the Optionee and Optionee’s proposed transferee in a bona fide “arm’s length transaction,” the price of the Shares shall be determined by the Company’s Board of Directors in the manner specified in Section 10(c) below.
          Within thirty (30) days after the Company’s receipt of the Notice (the “Acceptance Period”), the Company (or its assignee) may elect to purchase all of the Shares (or, with the consent of the Optionee, a portion thereof) to which the Notice refers, at the price per Share (or at the fair market value of such Shares determined pursuant to Section 10(c) hereof in the case of a transfer other than a bona fide arms-length transaction) and on the same terms and conditions (or terms and conditions as similar as reasonably possible) as set forth in the Notice. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Optionee in writing during the Acceptance Period of its intention to purchase all of such Shares (or, with the consent of Optionee, a portion thereof) and either (i) set a date and location for the closing of the transaction on or prior to the last day of the Acceptance Period, or at such later date as the parties may otherwise agree, at which time the Company (or its assignee) shall tender payment for the Shares or (ii) close the transaction by including payment for the Shares with the Company’s notice to Optionee. At such closing, the certificates representing the Shares so purchased shall be delivered to the Company and canceled or, in the case of payment by the Company by mail, such certificates shall be deemed to be canceled upon the date of such mailing of the Company’s payment and, thereafter, shall be promptly returned by Optionee to the Company by certified or registered mail. Optionee hereby authorizes and directs the Secretary or transfer agent of the Company to transfer the Shares as to which the Right of First Refusal has been exercised from Optionee to the Company (or its assignee). Optionee further authorizes the Company to refuse, or to cause its transfer agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement. If the Company (or its assignee) does not elect to purchase the Shares to which the Notice refers, Optionee may sell or otherwise transfer the Shares to the third party named in the Notice at the price and on the terms and conditions specified in the Notice or at a higher price, provided that such sale or transfer is consummated within sixty (60) days from either (i) the lapse of the Acceptance Period or (ii) the date of the Company’s written notice advising Optionee that it does not intend to purchase the Shares hereunder, whichever occurs first in time and provided, further, that any such sale or transfer is in accordance with all of the terms and conditions set forth in this Agreement. In the event the Shares are not disposed of by the Optionee within said 60-day period, such Shares shall once again be subject to the Right of First Refusal herein provided.

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          (b) Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (the “Involuntary Transfer”) of all or a portion of the Shares, the Company shall have an option to purchase all of the Shares transferred (the “Involuntary Transfer Option”). Upon such transfer, the Optionee and person acquiring the Shares shall promptly notify in writing the Secretary of the Company of such transfer. The Company (or its assignee) shall notify Optionee and the person acquiring the Shares as to whether the Company (or its assignee) wishes to purchase the Shares pursuant to the Involuntary Transfer Option within thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares. If the Company (or its assignee) elects to purchase said Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company (or its assignee) not later than thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares, or at such later date as the parties may otherwise agree. At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be canceled. Optionee hereby authorizes and directs the Secretary or transfer agent of the Company to transfer the Shares as to which the Involuntary Transfer Option has been exercised from the Optionee to the Company (or its assignee). Optionee further authorizes the Company to refuse, or to cause its transfer agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.
          (c) Determination of Price. With respect to Shares to be transferred pursuant to the Right of First Refusal where the price is not determined as a result of a bona fide arms-length transaction by the Optionee under Section 10(a) or the Involuntary Transfer Option, the price per share shall be a price set by the Board of Directors of the Company that will reflect the then current fair market value of the Shares, as determined by the Board of Directors in good faith after giving consideration to the factors set forth in Section 260.140.50 of Title 10 of the California Code of Regulations or, upon the request of the Optionee, by an independent appraiser acceptable to both the Company and the Optionee; provided, that the Optionee shall be required to bear one-half of the cost of such independent appraisal.
          (d) Intra-family Transfers. Notwithstanding anything to the contrary contained herein, Optionee shall have the right, at any time and from time to time during Optionee’s lifetime or upon Optionee’s death, to transfer all or any portion of Optionee’s Shares (the “Transferred Family Shares”) to Optionee’s spouse, any of Optionee’s issue, ancestors or descendants, or a trust for the sole benefit of Optionee, Optionee’s spouse, any of Optionee’s issue, ancestors or descendants (any such individual or trust is hereinafter referred to as an “Intra-family Transferee”), provided that the Intra-family Transferee receiving the Transferred Family Shares executes a consent to be bound by the terms of this Agreement with respect to the Transferred Family Shares. The Transferred Family Shares shall be and remain subject to all of the terms and conditions of this Agreement as were applicable to such Shares immediately prior to their transfer pursuant to this Section 10(d); without limiting the foregoing, the obligations hereunder arising out of the possession or ownership of such Transferred Family Shares shall be binding upon the respective Intra-family Transferees. For purposes of exercising any rights under this Agreement, the Company’s right to purchase the Shares of Optionee shall extend to any Shares owned by an Intra-family Transferee.

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          (e) Restriction on Alienation. Any sale, transfer, encumbrance, or other disposition or purported sale, transfer, encumbrance or disposition of any of the Shares by Optionee, whether voluntarily, by operation of law or otherwise, shall be null and void unless the terms, conditions and provisions of this Agreement are strictly complied with. Optionee further authorizes the Company to refuse, or cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.
          (f) Assignment by Company. The Company’s Right of First Refusal and Involuntary Transfer Option, at the sole discretion of the Company, may be assigned in whole or in part to any shareholder or shareholders of the Company.
          (g) Obligations Binding Upon Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Agreement, including the Company’s Right of First Refusal and Involuntary Transfer Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.
          (h) Termination of Rights. The Right of First Refusal and Involuntary Transfer Option granted the Company by this Section 10 shall terminate at such time as a public market exists for the Company’s Common Stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a “public market” shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934, as amended), or the Common Stock is traded on the over-the-counter market and prices are published on business days in a recognized financial journal.
          (i) Indebtedness. Any payment by the Company for purchase of Shares from Optionee may be made by cancellation of any indebtedness owed to Company by Optionee.
          (j) Legends. All certificates representing any Shares of the Company purchased upon exercise of the Options shall have endorsed thereon the following legends, or substantially similar legends, in addition to any legends required by state securities laws, unless in the opinion of counsel such legends are no longer necessary:
(1)	THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(2)	THE SECURITIES REPRESENTED BY THIS CERTIFICATE

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MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
          (k) Market Standoff Agreement. The Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period not to exceed one hundred and eighty (180) days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act (as hereafter defined), provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.
     11. The Plan. The Option is subject to, and the Company and Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive Optionee, without Optionee’s consent, of the Option or any rights hereunder. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by Optionee or the persons entitled to exercise the Option at the Company’s principal office.
     12. Entire Agreement; Amendment. This Agreement and the Plan (together with any related Investment Representation Statement or Stock Purchase Agreement executed in connection herewith) contain (or will contain) the entire understanding between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous written or oral negotiations and agreements between them regarding the subject matter hereof. This Agreement may be amended only in writing signed by each of the parties hereto.

OCULUS INNOVATIVE
SCIENCES, INC.

Signature

Printed Name and Title

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     Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that Optionee has read and is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

OPTIONEE

Date:

Signature

Printed Name

Address:

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OCULUS INNOVATIVE SCIENCES, INC.
INCENTIVE STOCK OPTION AGREEMENT
(Standard Form)

Optionee:	Grant Date:

Vesting
Commencement
Date:

Shares:

Exercise Price:

     Oculus Innovative Sciences, Inc., a California corporation (the “Company”), hereby grants to the optionee named above (the “Optionee”) an option (the “Option”) to purchase the amount of shares of Common Stock set forth above (the “Shares”) of the Company, at the Exercise Price set forth above and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company’s 2004 Stock Plan (the “Plan”) applicable to incentive stock options, which terms and provisions hereby are incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.
     1.     Nature of the Option. The Option granted pursuant to this agreement (the "Agreement”) is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
     2.     Date of Grant; Term of Option. The Option is granted as of the Grant Date set forth above, and it may not be exercised later than ten (10) years from such date; provided however, that an Option granted to a shareholder who, immediately before such grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its parents or subsidiaries immediately before the grant of such Option, may not be exercised later than five (5) years from such date.
     3.     Option Exercise Price. The exercise price for the Option is the Exercise Price per Share set forth above, which price is intended to be not less than one hundred percent (100%) of the fair market value thereof on the date the Option was granted (or not less than one hundred ten percent (110%) of the fair market value thereof on the date the Option was granted, if the Optionee owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parents or subsidiaries immediately before the grant of such Option).

     4.     Exercise of Option. The Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and the Option as follows:
          (a)     Right to Exercise. The Option shall vest and be exercisable, cumulatively, during its term as to one-fifth (1/5) of the Shares at the end of the first twelve (12) full months of Continuous Status as an Employee of the Company following the Vesting Commencement Date (as set forth above) and thereafter as to one-fifth (1/5) of the Shares at the end of each successive one-year period of Continuous Status as an Employee of the Company after such initial twelve-month period until the Shares are fully vested.
          (b     Method of Exercise. The Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect to which the Option is being exercised and such other representations and agreements as to Optionee’s investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and, at the Company’s option, either (i) an executed investment representation statement acceptable to the Company (the “Investment Representation Statement”) or (ii) an executed stock purchase agreement acceptable to the Company (the “Stock Purchase Agreement”). Payment of the purchase price shall be made by check or such other consideration and method of payment authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of Optionee and shall carry the legends set forth in the Plan, the Stock Purchase Agreement or the Investment Representation Statement, as applicable, and/or as required under applicable law.
          (c)     Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.
     5.     Investment Representations. In connection with the acquisition of the Option, Optionee represents and warrants as follows:
          (a)     Investment Intent. Optionee is acquiring the Option, and upon exercise of the Option, Optionee will be acquiring the Shares for investment for Optionee’s own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.
          (b)     Protection of Interests. Optionee, by reason of Optionee’s business or financial experience, has the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee’s interests in connection with the acquisition of the Option and the Shares.

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     6.     Termination of Status as an Employee. If Optionee ceases to serve as an Employee for any reason other than death or disability and thereby terminates Optionee’s Continuous Status as an Employee, Optionee shall have the right to exercise the Option (or any portion thereof not yet exercised) at any time within thirty (30) days after the date of such termination up to the amount that Optionee was entitled to exercise as determined on the date of such termination. If Optionee ceases to serve as an Employee due to death or disability, the Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or in the case of disability, by Optionee, but in any case only up to the amount that Optionee was entitled to exercise at the date of such termination as determined on the date of such termination due to death or disability. To the extent of any portion of the Option not vested and not exercisable at the date of termination, or to the extent any exercisable portion of the Option is not exercised within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, the Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.
     7.     Withholding Tax Liability. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of the Option or the sale or other disposition of the Shares issued upon exercise of the Option, and if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability. The Optionee agrees to notify the Company immediately in the event of any disqualifying disposition (within the meaning of Section 421(b) of the Code) of the Shares acquired upon exercise of an incentive stock option.
     8.     Nontransferability of Option. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
     9.     Continuation of Employment. Neither the Option or the Plan nor any Option granted thereunder shall confer upon any Optionee any right to continue in the employment of the Company, its parent, subsidiary or a successor corporation or limit in any respect the right of the Company or any such corporations to discharge the Optionee at any time, with or without cause and with or without notice.
     10.     Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Optionee will not sell, transfer, assign, encumber or otherwise dispose of (including, without limitation by operation of law) any of Optionee’s right, title or interest in and to all or any portion of the Shares except as provided in this Section and in any event not prior to the expiration of the six-month period following the issuance of the Shares pursuant to the exercise of this Option:

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          (a)     Right of First Refusal. In the event Optionee desires (or is required) to sell or transfer in any manner all or a portion of the Shares, the Optionee shall first offer such Shares for sale to the Company (or its assignee) at the same price (which price shall be no less than the fair market value of such Shares as of the date of such proposed transfer), and upon the same terms (or reasonably similar terms) as those on which the Optionee is disposing of said Shares (“Right of First Refusal”). Optionee shall offer such Shares to the Company by delivering a written notice (the “Notice”) to the Company stating (i) Optionee’s bona fide intention to sell or otherwise transfer such Shares, (ii) the number of such Shares to be sold or otherwise transferred, (iii) the price for which Optionee proposes to sell such Shares and all additional terms and conditions, if any, of the sale or transfer, and (iv) the name of the proposed buyer or transferee. Optionee shall attach to the Notice a copy of the written offer, if any, of the sale or transfer. In the event of a transfer not involving a sale of such Shares for a specific sum of money, or if, in the sole judgment of the Company’s Board of Directors, the proposed transfer does not involve a price for the Shares negotiated by the Optionee and Optionee’s proposed transferee in a bona fide “arm’s length transaction,” the price of the Shares shall be determined by the Company’s Board of Directors in the manner specified in Section 10(c) below.
          Within thirty (30) days after the Company’s receipt of the Notice (the “Acceptance Period”), the Company (or its assignee) may elect to purchase all of the Shares (or, with the consent of the Optionee, a portion thereof) to which the Notice refers, at the price per Share (or at the fair market value of such Shares determined pursuant to Section 10(c) hereof in the case of a transfer other than a bona fide arms-length transaction) and on the same terms and conditions (or terms and conditions as similar as reasonably possible) as set forth in the Notice. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Optionee in writing during the Acceptance Period of its intention to purchase all of such Shares (or, with the consent of Optionee, a portion thereof) and either (i) set a date and location for the closing of the transaction on or prior to the last day of the Acceptance Period, or at such later date as the parties may otherwise agree, at which time the Company (or its assignee) shall tender payment for the Shares or (ii) close the transaction by including payment for the Shares with the Company’s notice to Optionee. At such closing, the certificates representing the Shares so purchased shall be delivered to the Company and canceled or, in the case of payment by the Company by mail, such certificates shall be deemed to be canceled upon the date of such mailing of the Company’s payment and, thereafter, shall be promptly returned by Optionee to the Company by certified or registered mail. Optionee hereby authorizes and directs the Secretary or transfer agent of the Company to transfer the Shares as to which the Right of First Refusal has been exercised from Optionee to the Company (or its assignee). Optionee further authorizes the Company to refuse, or to cause its transfer agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement. If the Company (or its assignee) does not elect to purchase the Shares to which the Notice refers, Optionee may sell or otherwise transfer the Shares to the third party named in the Notice at the price and on the terms and conditions specified in the Notice or at a higher price, provided that such sale or transfer is consummated within sixty (60) days from either (i) the lapse of the Acceptance Period or (ii) the date of the Company’s written notice advising Optionee that it does not intend to purchase the Shares hereunder, whichever occurs first in time and provided, further, that any such sale or transfer is in accordance with all of the terms and conditions set forth in this Agreement. In the event the Shares are not disposed of by the Optionee within said 60-day period, such Shares shall once

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again be subject to the Right of First Refusal herein provided.
          (b)     Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (the “Involuntary Transfer”) of all or a portion of the Shares, the Company shall have an option to purchase all of the Shares transferred (the “Involuntary Transfer Option”). Upon such transfer, the Optionee and person acquiring the Shares shall promptly notify in writing the Secretary of the Company of such transfer. The Company (or its assignee) shall notify Optionee and the person acquiring the Shares as to whether the Company (or its assignee) wishes to purchase the Shares pursuant to the Involuntary Transfer Option within thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares. If the Company (or its assignee) elects to purchase said Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company (or its assignee) not later than thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares, or at such later date as the parties may otherwise agree. At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be canceled. Optionee hereby authorizes and directs the Secretary or transfer agent of the Company to transfer the Shares as to which the Involuntary Transfer Option has been exercised from the Optionee to the Company (or its assignee). Optionee further authorizes the Company to refuse, or to cause its transfer agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.
          (c)     Determination of Price. With respect to Shares to be transferred pursuant to the Right of First Refusal where the price is not determined as a result of a bona fide arms-length transaction by the Optionee under Section 10(a) or the Involuntary Transfer Option, the price per share shall be a price set by the Board of Directors of the Company that will reflect the then current fair market value of the Shares, as determined by the Board of Directors in good faith after giving consideration to the factors set forth in Section 260.140.50 of Title 10 of the California Code of Regulations or, upon the request of the Optionee, by an independent appraiser acceptable to both the Company and the Optionee; provided, that the Optionee shall be required to bear one-half of the cost of such independent appraisal.
          (d)     Intra-family Transfers. Notwithstanding anything to the contrary contained herein, Optionee shall have the right, at any time and from time to time during Optionee’s lifetime or upon Optionee’s death, to transfer all or any portion of Optionee’s Shares (the “Transferred Family Shares”) to Optionee’s spouse, any of Optionee’s issue, ancestors or descendants, or a trust for the sole benefit of Optionee, Optionee’s spouse, any of Optionee’s issue, ancestors or descendants (any such individual or trust is hereinafter referred to as an “Intra-family Transferee”), provided that the Intra-family Transferee receiving the Transferred Family Shares executes a consent to be bound by the terms of this Agreement with respect to the Transferred Family Shares. The Transferred Family Shares shall be and remain subject to all of the terms and conditions of this Agreement as were applicable to such Shares immediately prior to their transfer pursuant to this Section 10(d); without limiting the foregoing, the obligations hereunder arising out of the possession or ownership of such Transferred Family Shares shall be binding upon the respective Intra-family Transferees. For purposes of exercising any rights under this Agreement, the Company’s right to purchase the Shares of Optionee shall extend to any Shares owned by an Intra-family Transferee.

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          (e     Restriction on Alienation. Any sale, transfer, encumbrance, or other disposition or purported sale, transfer, encumbrance or disposition of any of the Shares by Optionee, whether voluntarily, by operation of law or otherwise, shall be null and void unless the terms, conditions and provisions of this Agreement are strictly complied with. Optionee further authorizes the Company to refuse, or cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.
          (f)     Assignment by Company. The Company’s Right of First Refusal and Involuntary Transfer Option, at the sole discretion of the Company, may be assigned in whole or in part to any shareholder or shareholders of the Company.
          (g)     Obligations Binding Upon Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Agreement, including the Company’s Right of First Refusal and Involuntary Transfer Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.
          (h)     Termination of Rights. The Right of First Refusal and Involuntary Transfer Option granted the Company by this Section 10 shall terminate at such time as a public market exists for the Company’s Common Stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a “public market” shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934, as amended), or the Common Stock is traded on the over-the-counter market and prices are published on business days in a recognized financial journal.
          (i)     Indebtedness. Any payment by the Company for purchase of Shares from Optionee may be made by cancellation of any indebtedness owed to Company by Optionee.
          (j)     Legends. All certificates representing any Shares of the Company purchased upon exercise of the Options shall have endorsed thereon the following legends, or substantially similar legends, in addition to any legends required by state securities laws, unless in the opinion of counsel such legends are no longer necessary:
(1)	THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
(2)	THE SECURITIES REPRESENTED BY THIS CERTIFICATE

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MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
          (k)     Market Standoff Agreement. The Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period not to exceed one hundred and eighty (180) days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act (as hereafter defined), provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.
     11.     The Plan. The Option is subject to, and the Company and Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive Optionee, without Optionee’s consent, of the Option or any rights hereunder. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by Optionee or the persons entitled to exercise the Option at the Company’s principal office.
     12.     Entire Agreement; Amendment. This Agreement and the Plan (together with any related Investment Representation Statement or Stock Purchase Agreement executed in connection herewith) contain (or will contain) the entire understanding between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous written or oral negotiations and agreements between them regarding the subject matter hereof. This Agreement may be amended only in writing signed by each of the parties hereto.

OCULUS INNOVATIVE
SCIENCES, INC.

Signature

Printed Name and Title

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     Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that Optionee has read and is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

OPTIONEE

Date:

Signature

Printed Name

Address:

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